FORM 8-K/A


                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.   20549


                         AMENDMENT TO APPLICATION OR REPORT
                    Filed pursuant to Section 12, 13 or 15(d) of
                         THE SECURITIES EXCHANGE ACT OF 1934


                         Shelter Components Corporation
               (Exact name of registrant as specified in charter)


                              AMENDMENT NO. 1


               The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated January 27, 1995 on Form 8-K as set forth in the pages attached hereto:


          Item 7.   Financial Statements, Pro Forma Financial Information
                    and Exhibits                                     Page


               (a)  Financial statements of business acquired:
                    BABSCO Inc. Financial Statements - Audited
                    - Report of Independent Auditors                  2
                    - Balance Sheet as of December 31, 1994           3
                    - Statement of Income and Retained Earnings
                         for the Year Ended December 31, 1994         4
                    - Statement of Cash Flows for the Year Ended
                         December 31, 1994                            5
                    - Notes to Financial Statements                   6-9


               (b)  Pro forma financial information:
                    Pro Forma Consolidated Financial Statements of Shelter Components Corporation:

                    - Pro Forma Consolidated Balance Sheet as of
                         December 31, 1994                            10-11
                    - Notes to Pro Forma Consolidated Balance Sheet   12
                    - Pro Forma Consolidated Statement of Income
                      for the Year Ended December 31, 1994            13
                    - Notes to Pro Forma Consolidated Statement
                      of Income                                       14


                              SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SHELTER COMPONENTS CORPORATION
                                        (Registrant)




          Date:  March 31, 1995         By:  /s/ Mark C. Neilson
                                             Secretary-Treasurer,
                                             Principal Financial and
                                             Accounting Officer and
                                             Director

                         REPORT OF INDEPENDENT AUDITORS



          Board of Directors and Shareholder
          BABSCO, Inc.
          Elkhart, Indiana


          We have audited the accompanying balance sheet of BABSCO, Inc. as of December 31, 1994, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Babsco, Inc. as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

          As discussed in Note 7 to the financial statements, the Company has signed a binding agreement to sell substantially all the assets of the Company.



                                             Crowe, Chizek and Company

          Elkhart, Indiana
          January 14, 1995


          BABSCO, INC.
          BALANCE SHEET
          December 31, 1994

          ASSETS
          Current assets
               Cash                                          $     2,147
               Accounts receivable                             2,423,351
               Notes and loans receivable                        109,877
               Inventories                                     6,973,816
               Prepaid expenses                                   90,789
                                                             -----------
          Total current assets                                 9,599,980

          Improvements and equipment
               Leasehold improvements                            179,420
               Office equipment                                  452,378
               Transportation equipment                          560,455
               Machinery and equipment                           481,842
                                                             -----------
                                                               1,674,095
               Accumulated depreciation                          870,025
                                                             -----------
                                                                 804,070
                                                             -----------
                                                             $10,404,050
                                                             ===========
          LIABILITIES AND SHAREHOLDER'S EQUITY
          Current liabilities
               Note payable to bank (Note 3)                 $ 2,500,000
               Current portion of long-term debt (Note 4)        264,898
               Checks written in excess of bank balance          510,939
               Accounts payable                                3,809,823
               Accrued salaries, wages and related taxes         158,688
               Accrued profit sharing contribution (Note 6)       48,077
               Other current liabilities                         549,963
                                                             -----------
                    Total current liabilities                $ 7,842,388

          Long-term debt (Note 4)                                331,008

          Shareholder's equity
               Common stock, no par value; 1,000 shares
                 authorized; 200 shares issued and
                 outstanding                                     131,612
               Retained earnings                               2,099,042
                                                             -----------
                                                               2,230,654
                                                             -----------
                                                             $10,404,050
                                                             ===========

               See accompanying notes to financial statements.


          BABSCO, INC.
          STATEMENT OF INCOME AND RETAINED EARNINGS
          Year ended December 31, 1994


                                                                   %  to
                                                     Amount        Sales

          Sales                                   $46,918,275     100.00%

          Cost of goods sold                       38,469,273      81.99
                                                  -----------     ------
          Gross margin                              8,449,002      18.01

          Operating expenses                        6,578,479      14.02
                                                  -----------     ------
          Income from operations before
            Galleries division                      1,870,523       3.99
          Loss from operations --
            Galleries division (Note 2)               160,732        .34
                                                  -----------     ------

          Income from operations                    1,709,791       3.65
          Other income (expense)
             Interest income                           35,006        .07
             Interest expense                        (303,831)      (.65)
             Other expense                            (45,393)      (.10)
                                                  -----------     ------
                                                     (314,218)      (.68)
                                                  -----------     ------
          Net income                                1,395,573        2.97%
                                                                  =======
          Retained earnings at
            beginning of year                       1,988,768

          Dividends declared                       (1,285,299)
                                                  -----------
          Retained earnings at
            end of year                           $ 2,099,042
                                                  ===========

             See accompanying notes to financial statements.




            BABSCO, INC.
            STATEMENT OF CASH FLOWS
            Year ended December 31, 1994


            Cash flows from operating activities
               Net income                                               $1,395,573
               Adjustments to reconcile net income
                 to net cash from operating activities
                     Depreciation                                          235,313
                     Amortization                                           41,250
                     Provision for losses on accounts receivable            52,047
                     Loss on disposal of assets                             50,482
                     Change in assets and liabilities, net of effects
                       from divestiture of Galleries division
                           Accounts receivable                            (203,472)
                           Inventories                                  (1,300,451)
                           Prepaid expenses                                (33,493)
                           Accounts payable                                932,364
                           Accrued expenses                                 25,193
                                                                        ----------
               Net cash from operating activities                        1,194,806

            Cash flows from investing activities
               Capital expenditures                                       (261,114)
               Proceeds from sale of equipment                               3,500
               Proceeds from notes receivable                              354,077
                                                                        ----------
                  Net cash from investing activities                        96,463

            Cash flows from financing activities
               Checks written in excess of bank balance                    353,418
               Payments under line of credit agreement                    (317,000)
               Principal borrowings on long-term debt                      174,000
               Principal payments on long-term debt                       (375,918)
               Dividends paid                                           (1,126,021)
                                                                        -----------
                  Net cash from financing activities                    (1,291,521)
                                                                        -----------
            Net change in cash                                                (252)

            Cash at beginning of year                                        2,399
                                                                        ----------
            Cash at end of year                                         $    2,147
                                                                        ==========


            Supplemental schedule of noncash investing and financing activities
               During the year, the Company distributed certain assets and liabilities of its
               Babsco Galleries division (Note 2).




          BABSCO, INC.
          NOTES TO FINANCIAL STATEMENTS
          December 31, 1994


          NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

          Operations: The Company sells on a wholesale basis, various electrical supplies to the recreational vehicle, manufactured housing and construction industries principally in Northern Indiana and Pennsylvania.

          Inventories: Inventories are stated at the lower of cost or market. Cost is determined on the first-in, first-out (FIFO) method for all inventories. During 1994, the Company changed its method of determining the cost of its copper wire inventory from last-in, first-out (LIFO) to FIFO. The Company believes the FIFO method better matches expenses to the period revenues are earned. The effect of this change in accounting method on the Company's financial statements was immaterial.

          Improvements, Equipment and Depreciation: Assets are stated at cost. Expenditures that significantly extend the lives of assets and major improvements are capitalized. Depreciation is computed according to the estimated useful lives of the respective assets using a combination of straight-line and accelerated methods.

          Income Taxes: The Company, with the consent of the sole shareholder, has elected to have its income taxed under Section 1362 of the Internal Revenue Code and a similar section of the state income tax law which provides that, in lieu of corporation income taxes, the shareholder is taxed on the Company's taxable income. Therefore, no provision for corporate income taxes has been recognized by the Company.

          NOTE 2 - DIVESTITURE OF BUSINESS

          Effective December 1, 1994 the Company distributed certain operating assets and liabilities of its Babsco Galleries division to the sole shareholder of the Company. The distribution was accounted for as a dividend using the book value of the assets and liabilities which approximated the fair market value.


                       (Continued)


          BABSCO, INC.
          NOTES TO FINANCIAL STATEMENTS
          December 31, 1994


          NOTE 2 - DIVESTITURE OF BUSINESS (Continued)

          A summary of the book value of the assets and liabilities distributed is presented below:

             Assets
               Cash                                $    300
               Accounts receivable                   47,956
               Inventories                          148,249
               Property and equipment                35,296
               Other                                 72,137

             Liabilities
               Accounts payable                     142,409
               Other                                  1,951
                                                   --------

                  Net assets distributed           $159,578
                                                   ========

          The statement of income includes the income and expenses of this division for the eleven months prior to the divestiture. Sales of the division were considered immaterial.

          NOTE 3 - NOTE PAYABLE TO BANK

          The note payable to bank consists of a prime rate demand note payable to Society National Bank, Elkhart, Indiana. Under the current note agreement, the Company has a $6,000,000 line of credit available at the Company's request, which is secured by inventory, accounts receivable, equipment and personally guaranteed, along with all Society National Bank debt (Note 4), up to $1,000,000 by the sole shareholder of the Company. At December 31, 1994, $3,500,000 of the line of credit was available.

                       (Continued)


          BABSCO, INC.
          NOTES TO FINANCIAL STATEMENTS
          December 31, 1994

          NOTE 4 - LONG-TERM DEBT


          Long-term debt at December 31, 1994 consists of the following:

                  1% over prime note payable to Society National Bank, dated
                  August 22, 1991; due in monthly installments of $13,278
                  plus interest through August 1997; secured by
                  inventory, accounts receivable and equipment                             $336,611

                  Prime rate note payable to Society National Bank, dated
                  June 21, 1994; due in monthly installments of $2,667 plus
                  interest through June 1999; secured by inventory, accounts
                  receivable and equipment                                                  141,334

                  8% installment contract payable to Society National Bank;
                  due in monthly installments of $796, including interest
                  through February 1995; secured by a vehicle                                 1,572

                  7.5% note payable to Society National Bank, dated
                  September 16, 1993; due in monthly installments of $2,181
                  including interest through September 1996; secured by
                  accounts receivable, equipment and inventory                               41,900

                  7.75% note payable to Society National Bank, dated June 11,
                  1993; due in monthly installments of $4,407 including
                  interest through June 1996; secured by equipment                           74,489
                                                                                           --------
                                                                                            595,906
                  Current maturities of long-term debt                                      264,898
                                                                                           --------
                                                                                           $331,008
                                                                                           ========

          The Society National Bank debt, including the line of credit (Note 3), is personally guaranteed up to $1,000,000 by the sole shareholder of the Company.

          A life insurance policy in the amount of $1,000,000 on the life of the sole shareholder is also assigned as security on the notes payable to Society National Bank. The credit agreement under which the notes payable to Society National Bank were made is subject to certain loan covenants. At December 31, 1994, the Company was in compliance with these covenants.


          Long-term debt is due as follows:


               1995                                $264,898
               1996                                 235,743
               1997                                  49,943
               1998                                  32,004
               1999                                  13,317


          Interest paid during the year totaled $309,215 for the year ended December 31, 1994.

          BABSCO, INC.
          NOTES TO FINANCIAL STATEMENTS
          December 31, 1994

          NOTE 5 - LEASE COMMITMENTS
          The Company currently leases five warehouse/office facilities in Elkhart, Indiana, and a warehouse/office facility in Warsaw, Indiana, from the sole shareholder of the Company on an annual renewable lease basis. Monthly rental is $61,610 plus payment of real estate taxes, maintenance costs and insurance on the facilities. Total rental expense for office and warehouse facilities amounted to $809,534 for the year ended December 31, 1994.

          The Company leases a warehouse facility in Plymouth, Indiana. Monthly rental is $1,430 and the lease term is presently month to month, with options to renew. Total rental expense amounted to $17,160 for the year ended December 31, 1994.

          The Company leases a warehouse facility in Mt. Joy, Pennsylvania. Monthly rental is $6,024 and the lease term is presently one year, with an option to renew. Total rental expense for the year ended December 31, 1994 amounted to $53,202.

          NOTE 6 - PROFIT SHARING PLAN
          The Company has a profit sharing plan covering full time employees with a minimum of one year of continuous service. The contributions by the Company to the plan, if any, are determined annually by the Board of Directors. The profit sharing expense for the year ended December 31, 1994 was $48,927.

          NOTE 7 - SUBSEQUENT EVENT
          On January 12, 1995, management signed a binding agreement to sell substantially all the assets of the Company. Management anticipates the transaction will be completed by January 31, 1995.



               Item 7(b) Pro Forma Financial Information
               SHELTER COMPONENTS CORPORATION AND SUBSIDIARIES
               Pro Forma Consolidated Financial Statements

          On January 27, 1995, the Shelter Components Corporation ("Shelter"), through its newly-formed wholly-owned subsidiary, Nubabsco, Inc. ("Nubabsco"), acquired the business operations and operating assets of BABSCO, Inc. ("BABSCO"), located in Elkhart, Indiana, and having additional operations in Plymouth and Warsaw, Indiana and Mt. Joy, Pennsylvania. BABSCO is a wholesale distributor of a full line of electrical products to the recreational vehicle, manufactured housing and modular housing industries, and to electrical contractors in the Northern Indiana and Southern Michigan region. Subsequent to the acquisition, Shelter changed the name of Nubabsco to BABSCO, Inc. and is using the acquired assets in the operations of the present business.

          Concurrent with the acquisition of BABSCO, Shelter also acquired certain real estate for $1.6 million from the sole shareholder of BABSCO for cash of $408,000 and the assumption of a $1.154 million, 7.84% mortgage on the acquired real estate.

          The pro forma financial statements are required by the rules of the Securities and Exchange Commission and are provided for comparative purposes only. The unaudited pro forma financial information, including the historical results of the acquired business, is not necessarily indicative of the consolidated results that would have occurred had the acquisition taken place on January 1, 1994, nor is it necessarily indicative of results that may occur in the future.

          Pro Forma Consolidated Balance Sheet

          The following unaudited pro forma consolidated balance sheet as of December 31, 1994 has been prepared to reflect, for accounting purposes, the transaction between Shelter and BABSCO, as if the transaction had occurred on December 31, 1994, after giving effect to the pro forma purchase adjustments described in the notes which follow. These pro forma purchase adjustments are based on the assumptions and estimates made for the purpose of preparing this pro forma consolidated balance sheet. The final purchase adjustments to the accounts of BABSCO may vary, based upon changes in estimated values resulting from final reports of independent appraisals and other factors impacting the net assets of the acquired company. In the opinion of Shelter's management, the estimates used in the preparation of this pro forma consolidated balance sheet are reasonable under the circumstances. Shelter will account for the acquisition of BABSCO using the purchase method.



            SHELTER COMPONENTS CORPORATION AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED BALANCE SHEET
            As of December 31, 1994
            (000's Omitted)

                                                                              Acquisition of
                                                                                 BABSCO
                                                   Historical              Pro Forma Pro Forma
                                                 Shelter    BABSCO,        Adjust-   Consoli-
            ASSETS                              Components   Inc.           ments        dated
                                                                                 (Unaudited)
            CURRENT ASSETS
              Cash                               $    19    $     2        $     -     $     21
              Trade receivables, net              20,985      2,533 (A)        630       24,148
              Inventories                         44,766      6,974 (B)        (50)      51,690
              Prepaid expenses and other             258         91 (C)        (50)         299
              Deferred income taxes                1,285           -             -        1,285
                                                 -------    --------       -------     --------
                 Total current assets             67,313      9,600            530       77,443
            PROPERTY, PLANT AND EQUIPMENT, net    14,403        804 (D)      1,562       16,769
            COST IN EXCESS OF NET ASSETS
              ACQUIRED,
              net of accumulated amortization      4,290          - (E)      7,411       11,701
            OTHER ASSETS                           1,326          -              -        1,326
                                                 -------    -------        -------     --------
                 Total assets                    $87,332    $10,404        $ 9,503     $107,239
                                                 =======    =======        =======     ========

            LIABILITIES AND STOCKHOLDERS' EQUITY
            CURRENT LIABILITIES
              Short-term borrowings              $     -    $ 2,500 (F)    $(2,500)    $ 6,331
                                                                    (G)      6,331
              Current maturities of
                long-term debt                     1,810        265 (F)       (265)      1,810
              Accounts payable, trade             19,991      4,321              -      24,312
              Accrued expenses and
               income taxes payable                4,736        756 (H)        115        5,607
                                                 -------    -------        -------     --------
                 Total current liabilities        26,537      7,842          3,681       38,060
                                                 -------    -------        -------     --------
                                                                    (F)      2,765
                                                                    (G)        800
            LONG-TERM DEBT                        21,824        331 (I)      1,562       27,282
                                                 -------    -------        -------     --------
            DEFERRED INCOME TAXES                    855          -              -          855
                                                 -------    -------        -------     --------
            STOCKHOLDERS' EQUITY
              Preferred Stock                          -          -              -           -
              Common Stock                            58        132 (K)       (132)         58
                                                                    (L)          3           3
              Additional paid-in capital           8,399          - (L)      2,923      11,322
              Retained earnings                   29,867      2,099 (K)     (2,099)      29,867
                                                 -------    -------        -------     --------
                                                  38,324      2,231            695       41,250
                 Less, Treasury stock, at cost       208          -               -         208
                                                 -------    -------        --------    --------
                    Total stockholders' equity    38,116      2,231             695      41,042
                                                 -------    -------        --------    --------
                    Total liabilities and
                      stockholders' equity       $87,332    $10,404        $ 9,503     $107,239
                                                 =======    =======        =======     ========




            NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET


          For purposes of this pro forma consolidated balance sheet, it is assumed that the acquisition by Shelter of BABSCO's assets and the assumption of liabilities occurred on December 31, 1994. The acquisition of real estate from BABSCO's sole stockholder is also assumed to have occurred on December 31, 1994.

          Cost of acquisition:
             Notes issued to seller at closing                 $ 7,131,000
             Stock issued to seller at closing                   2,926,000
             Assumed liabilities                                 8,173,000
             Cash and assumption of mortgage for
               purchase of real estate                           1,562,000
             Estimated acquisition costs                            15,000
                                                               -----------
               Total cost of acquisition                        19,807,000
                                                               -----------
          Assets acquired:
             Book value of BABSCO's assets as of
               December 31, 1994                               $10,404,000
             Fair value adjustments to reflect
               increase (decrease) in book value:
                 Receivables                                      630,000
                 Inventories                                      (50,000)
                 Prepaid expenses and other assets                (50,000)
                 Accrued expenses                                (100,000)
             Fair value of acquired real estate                 1,562,000
                                                               ----------

               Total assets acquired, as adjusted              12,396,000
                                                               -----------
          Excess of cost over fair value of assets acquired    $7,411,000
                                                               ==========

          The following is a brief description of the pro forma adjustments:

          (A) To record receivables for vendor rebates (not previously recorded by seller) to conform with Shelter's method of accounting.
          (B)  To adjust inventories to estimated fair value.
          (C)  To adjust prepaid expenses to estimated fair value.
          (D) To record acquisition of certain real estate owned by sole stockholder of the seller.
          (E) To record excess of cost over fair value of assets acquired (goodwill).
          (F)  Retirement of $2.8 million of current debt of BABSCO.
          (G) Issuance of $6.3 million of short-term notes and an $800,000 long-term promissory note to the seller in connection with the acquisition.
          (H) To record estimated acquisition costs and accrued expenses not previously recorded to conform with Shelter's method of accounting.
          (I) To record $1.5 million in debt assumed in the acquisition of certain real estate owned by the sole stockholder of the seller.
          (J) To record issuance of 269,058 shares of common stock to the sole stockholder of the seller in connection with the acquisition.
          (K)  To eliminate stockholder's equity accounts of BABSCO.


          Pro Forma Consolidated Statement of Income

          The following unaudited pro forma consolidated statement of income for the year ended December 31, 1994 has been prepared to reflect, for accounting purposes, the transaction between Shelter and BABSCO, as if the transaction had occurred on January 1, 1994, after giving effect to the pro forma purchase adjustments described in the notes which follow. These pro forma purchase adjustments are based on the assumptions and estimates made for the purpose of preparing this pro forma consolidated statement of income. The final purchase adjustments to the accounts of BABSCO may vary, based upon changes in estimated values resulting from final reports of independent appraisals and other factors impacting the net assets of the acquired company. In the opinion of Shelter's management, the estimates used in the preparation of this pro forma consolidated statement of income are reasonable under the circumstances. Shelter will account for the acquisition of BABSCO using the purchase method.

          SHELTER COMPONENTS CORPORATION AND SUBSIDIARIES
          PRO FORMA CONSOLIDATED STATEMENT OF INCOME
          For the year ended December 31, 1994
          (000's Omitted, except per share data)

                                                                  Acquisition of
                                          Historical Results              BABSCO
                                           Shelter                 Pro forma   Pro forma
                                          Components  BABSCO      Adjustments Consolidated
                                                                         (Unaudited)
            Net sales                     $333,104   $46,918         $    -     $380,022
            Cost of sales                  281,808    38,469   (A)     (200)     320,077
                                          --------   -------         -------    --------

              Gross profit                  51,296     8,449            200       59,945
            Other income, commissions        3,111         -              -        3,111
                                          --------   -------         ------     --------
                                            54,407     8,449            200       63,056
            Selling, general and
              administrative expenses       39,136     6,578   (B)     (340)      45,651
                                                               (C)      (93)
                                                               (D)      370
                                          --------   -------         ------     --------
            Income from operations
              before Galleries Division     15,271     1,871            263       17,405

            Loss from operations of
              Galleries Divisions                -       161   (E)     (161)           -
                                          --------   -------         ------     --------
            Income from operations          15,271     1,710            424       17,405
            Interest income                     38        35              -           73
            Other expense                        -       (45)  (C)       45            -
            Interest expense                (1,035)     (304)  (F)     (750)      (2,089)
                                          --------   -------         ------     --------
              Income before income taxes    14,274     1,396           (281)      15,389
            Income taxes                     5,577         -   (G)      425        6,002
                                          --------   -------         ------     --------
              Net income                  $  8,697   $  1,396        $ (706)    $  9,387
                                          ========   ========        ======     ========
            Earnings per common and
            common equivalent share:
              Primary                     $   1.49                              $   1.54
                                          ========                              ========
              Fully diluted               $   1.49                              $   1.54
                                          ========                              ========

            The accompanying notes are a part of this pro forma condensed financial statement.



          NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME


          For purposes of the pro forma consolidated statement of income for the year ended December 31, 1994, it is assumed that Shelter Components Corporation acquired the assets and assumed the liabilities of BABSCO as of January 1, 1994.

          The following is a brief description of the pro forma adjustments:

          (A) To adjust BABSCO's cost of sales to reflect vendor rebates on an accrual basis.
          (B) To eliminate 1994 rent expense related to certain real estate acquired from the sole shareholder of BABSCO, net of additional depreciation.
          (C)  To eliminate certain non-recurring expenses of BABSCO.
          (D)  To record amortization of goodwill over 20 years.
          (E) To eliminate operating losses of BABSCO's Galleries Division not acquired.
          (F) To record additional interest expense on $8.3 million debt incurred by Shelter in connection with the acquisition, including the assumption of a mortgage on certain real estate acquired concurrent with the acquisition of BABSCO.
          (G) To record tax effect of above adjustments and income taxes relating to the pre-tax income of BABSCO, Inc., which was taxed as a "S" corporation under the Internal Revenue Code.